UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BMO FUNDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BMO FUNDS, INC.

BMO Short-Intermediate Bond Fund

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofunds.com

March [    ], 2014

Dear Shareholder:

The BMO Short-Intermediate Bond Fund (the “Fund”), a series of BMO Funds, Inc. (the “Corporation”), will hold a special meeting of shareholders on March 26, 2014 at 9:00 a.m. (Central Time) at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. If you were a shareholder of record of the Fund as of the close of business on February 14, 2014, you are entitled to vote at this meeting. The shareholders of the Fund are being asked to approve a subadvisory agreement between BMO Asset Management Corp. (the “Adviser”), the investment adviser to the Fund, and Taplin, Canida & Habacht, LLC (“TCH”), an affiliate of the Adviser. If the subadvisory agreement with TCH is approved, the name of the Fund will be changed to the BMO TCH Intermediate Income Fund.

As discussed in more detail in the enclosed Proxy Statement, on February 5, 2014, the Board of Directors of the Corporation (the “Board”) voted to approve TCH as subadviser to the Fund, subject to shareholder approval. The Adviser and the Board believes that appointing TCH to manage the Fund’s portfolio is in the best interest of the Fund’s shareholders and recommends that you vote in favor of the proposal.

The question and answer section that follows discusses this proposal, and the Proxy Statement itself provides greater detail about the proposal. Please review and consider the proposal carefully.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided. You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

If we do not hear from you by March 20, 2014, we may contact you. Thank you for investing in the Fund and for your continuing support.

Sincerely,

John M. Blaser, President

BMO Funds, Inc.

BMO FUNDS, INC.

BMO SHORT-INTERMEDIATE BOND FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The BMO Short-Intermediate Bond Fund (the “Fund”), a series of BMO Funds, Inc., a Wisconsin corporation (the “Corporation”), will hold a special meeting of shareholders on Wednesday, March 26, 2014, at 9:00 a.m. (Central Time) at the offices of the Corporation at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

The meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the meeting or any adjournments thereof:

1.	To approve an amended and restated subadvisory agreement (the “Subadvisory Agreement”) between BMO Asset Management Corp. (the “Adviser”) and Taplin, Canida & Habacht, LLC (“TCH”).

The Board of Directors recommends that shareholders vote FOR the proposal.

Only shareholders of record at the close of business on February 14, 2014, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournments thereof.

Important Notice Regarding the Internet Availability of Proxy Materials for the

Shareholder Meeting to be held on March 26, 2014:

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY

TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE

WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Corporation, you are asked to attend the special meeting either in person or by proxy. If you are unable to attend the special meeting in person, we urge you to vote by proxy. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card.

By Order of the Board of Directors,

Michele L. Racadio, Secretary

BMO Funds, Inc.

Milwaukee, Wisconsin

March [    ], 2014

Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement and, for your convenience, we have provided a brief overview of the proposal.

Q.	Why am I receiving this Proxy Statement?

A.	Upon the recommendation of the Adviser, the Board of Directors of the Corporation (the “Board”) voted to approve TCH as subadviser to the Fund, subject to shareholder approval. Accordingly, we are asking shareholders to approve the Subadvisory Agreement. In connection with the addition of TCH as subadviser, the Board also voted to approve the Fund’s name change to the BMO TCH Intermediate Income Fund.

Q.	Why is the Adviser seeking to hire TCH as subadviser to the Fund?

A.	The Adviser and TCH are affiliated companies by virtue of common control by the Bank of Montreal. The members of the Fund’s portfolio management team, who serve as officers of both TCH and the Adviser, have been managing the Fund in their role as officers of the Adviser, since July 2013. The Adviser believes that the employment of TCH as subadviser to the Fund will provide the opportunity to enhance the management of the Fund without any change to the Fund’s fees, investment objective or investment personnel.

Q.	How does the addition of the subadviser affect the Fund?

A.	The Fund’s investment objective and principal investment strategies have not changed. Under the Subadvisory Agreement, TCH, rather than the Adviser, will be primarily responsible for implementing the Fund’s investment objective and strategies as described in the Fund’s current registration statement. The proposed change is structural, as the investment team is not changing.

Q.	How will the subadvisory fees affect my investment?

A.	The investment advisory fee rate applicable to the Fund under the advisory agreement will be the same. The Adviser will pay subadvisory fees to TCH out of the fees it receives from the Fund.

Q.	When will the Subadvisory Agreement take effect?

A.	Upon shareholder approval, the Subadvisory Agreement for the Fund will take effect on March 31, 2014.

Q.	What will happen if shareholders do not approve the new agreement?

A.	If shareholders of the Fund do not approve the Subadvisory Agreement, the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interest of the Fund, including continued management by the Adviser.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board, the majority of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended, recommends that you vote FOR the proposal.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. The Adviser or its affiliates have agreed to bear these costs.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;

•	By telephone, using the toll-free number on your proxy card;

•	Through the Internet, using the website address on your proxy card; or

•	In person at the shareholder meeting.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call BMO Funds U.S. Services at 1-800-236-FUND for additional information.

BMO FUNDS, INC.

BMO SHORT-INTERMEDIATE BOND FUND

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

March 26, 2014

General. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of BMO Funds, Inc. (the “Corporation”) with respect to the BMO Short-Intermediate Bond Fund (the “Fund”). The Fund consists of two classes of shares: Investor Class (“Class Y”) and Institutional Class (“Class I”).

The special meeting of shareholders will be held at the principal offices of the Corporation located at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, on Wednesday, March 26, 2014, at 9:00 a.m. (Central Time) and at any adjourned session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”). It is expected that the Notice, this Proxy Statement, and Proxy Card will be mailed to shareholders on or about March 12, 2014.

Record Date/Shareholders Entitled to Vote. If you owned shares of the Fund as of the close of business on February 14, 2014 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments thereof). You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date.

Background to Proposal

BMO Asset Management Corp. (the “Adviser”), the Fund’s investment adviser, recommended to the Board of Directors of the Corporation (the “Board”) that its affiliate, Taplin, Canida & Habacht, LLC (“TCH” or the “Subadviser”) be retained as subadviser to manage the Fund’s portfolio. The Adviser has managed the Fund without delegation to a subadviser since the Fund’s inception in 1992. Since July, 2013, William J. Canida, CFA, Scott M. Kimball, CFA, and Daniela Mardarovici, CFA, who serve as officers of both TCH and the Adviser, have managed the Fund for the Adviser. The Adviser believes that the Fund will benefit from the retention of TCH, as subadviser to the Fund due to the full resources available within TCH. TCH is a Delaware limited liability company and an SEC registered investment adviser. The Board believes that the retention of TCH as subadviser will allow the Fund to continue to pursue an investment strategy that could result in enhanced returns to shareholders without any change to the Fund’s fees, investment objective or investment personnel.

At an in-person meeting held on February 5, 2014, the Board, including a majority of the “non-interested” directors (the “Independent Directors”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), voted to approve an amended and restated subadvisory agreement with TCH (the “Subadvisory Agreement”), subject to shareholder approval. Contingent on receiving shareholder approval of the Subadvisory Agreement, the Board also approved a change of the Fund’s name to the BMO TCH Intermediate Income Fund.

If the shareholders of the Fund approve the proposal, the Subadvisory Agreement and name change will become effective March 31, 2014.

If shareholders of the Fund do not approve the proposal, the Board will take such actions as it considers to be in the best interests of the shareholders of the Fund, which may include continued management by the Adviser.

Proposal 1: Approval of the Subadvisory Agreement Between the Adviser and TCH

Shareholders are being asked to approve the Subadvisory Agreement between the Adviser and TCH. Under the Subadvisory Agreement, TCH will provide investment advisory services to the Fund under the Adviser’s oversight. TCH will receive a subadvisory fee for its services from the Adviser. The Board, including a majority of the Independent Directors, has approved the Subadvisory Agreement with respect to the Fund and the submission of the proposal to shareholders of the Fund for approval.

The Adviser believes that the employment of TCH as subadviser to the Fund will provide the opportunity to continue to enhance the Fund’s performance while pursuing its investment objective of maximizing total return consistent with current income. If shareholders approve the retention of TCH to the Fund, TCH is expected to begin managing the Fund on or about March 31, 2014.

It is proposed that the Adviser and TCH will enter into the Subadvisory Agreement to become effective on March 31, 2014 following shareholder approval of the agreement. In accordance with the 1940 Act, the Subadvisory Agreement requires the approval of (1) the Board, including a majority of the Independent Directors, and (2) the shareholders of the Fund.

The remainder of this section provides more detail about the Subadvisory Agreement, TCH, additional information on Board considerations specific to the Subadvisory Agreement, and concludes with the Board’s recommendation.

Summary of the Material Terms of the Subadvisory Agreement

As described below in more detail, at a special meeting of the Board, the Board considered the approval of the Subadvisory Agreement pursuant to which TCH will act as subadviser to the Fund. The form of the Subadvisory Agreement is attached as Annex A, and this summary of the Subadvisory Agreement is qualified in its entirety by reference to Annex A.

Subadvisory Duties. Under the Subadvisory Agreement, TCH has the sole and exclusive responsibility for making all of the investment decisions for the portfolio of the Fund, including the purchase, retention, and disposition of securities, in accordance with the Fund’s investment objectives, policies, and restrictions and subject to the supervision of the Adviser.

Brokerage. Subject to the supervision of the Adviser, TCH is authorized to determine the securities to be purchased or sold by the Fund and to place trade orders with or through brokers or dealers in conformity with the brokerage policies set forth in the Fund’s then effective registration statement.

Expenses. The Subadvisory Agreement provides that TCH shall bear its own expenses for providing services under the agreement, but that TCH is not responsible for the cost of investments or the Fund’s or the Adviser’s expenses. The Subadvisory Agreement provides that, if TCH enters into an arrangement that results in a change of control of TCH or otherwise results in an assignment of the Subadvisory Agreement under the 1940 Act, TCH will pay expenses incurred by the Corporation for any matters related to the assignment.

Compensation. In return for the services provided under the Subadvisory Agreement, the Adviser will pay TCH a subadvisory fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser. Because the subadvisory fee is paid by the Adviser, it has no effect on the expenses paid by the Fund. Under the terms of the investment advisory agreement between the Adviser and the Fund, dated October 6, 2011, the Adviser receives a management fee pursuant to the following schedule: 0.40% on the first $500 million of average daily net asset (“ADNA”), 0.39% of the next $200 million of ADNA, 0.30% of the next $100 million of ADNA, and 0.25% of ADNA over $800 million.

Limitation of Liability. The Subadvisory Agreement provides that, in the absence of willful malfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the agreement on the part of TCH, TCH shall not be subject to any liability to the Adviser or the Corporation, to any shareholder of the Fund, or to any person, firm, or organization, for any act or omission in the course of, or connected with, the rendering of services by TCH. TCH and the Adviser are subject to indemnity obligations in the event of their respective willful malfeasance, bad faith, gross negligence, or reckless disregard of obligations and duties under the agreement. The Subadvisory Agreement provides that nothing in the agreement shall in any way constitute a waiver or limitation of any rights that the Fund or any shareholder may have under any federal securities or state laws, which may impose liabilities under certain circumstances on persons who have acted in good faith.

Term. If the shareholders of the Fund approve the Subadvisory Agreement, it will be effective with respect to the Fund on or about March 31, 2014 and will continue through August 31, 2015. Thereafter, the Subadvisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Subadvisory Agreement may be terminated automatically in the event of an assignment, at any time by the shareholders of the Fund, the Board, or the Adviser upon not more than 60 nor less than 30 calendar days’ written notice to TCH, or by TCH upon not less than 60 calendar days’ written notice to the Adviser.

Amendments. The Subadvisory Agreement requires any amendments thereto to be approved in accordance with applicable law, and any such amendments shall be in writing.

Information about TCH

TCH is a registered investment adviser founded in 1985 with offices at 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. TCH provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. As of August 31, 2013, TCH had approximately $8.0 billion in assets under management.

TCH is an affiliate of the Adviser. TCH MI Holding Company, Inc. owns over 75% of TCH and therefore is the controlling owner of TCH. The remaining interests in TCH are owned by principals of TCH through Canhab, Inc. The Adviser wholly owns TCH MI Holding Company, Inc. and therefore is its controlling owner. On July 5, 2012, the Adviser became a wholly-owned subsidiary of BMO Financial Corp. and an indirect wholly-owned subsidiary of Bank of Montreal (“BMO”). Accordingly, BMO is the ultimate controlling owner of TCH as a result of its indirect ownership of the Adviser.

TCH MI Holding Company, Inc. is located at 780 North Water Street, Milwaukee, Wisconsin 53202. Canhab, Inc. is located at 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. BMO Financial Corp. is located at 111 West Monroe Street, Chicago, Illinois, 60603. BMO is headquartered at 129 rue Saint Jacques, Montreal, Quebec, H2Y 1L6, with executive offices located at 100 King Street West, 1 First Canadian Place, Toronto, Ontario M5X 1A1.

The following table sets forth the executive officers and managers of TCH:

Name	Position with TCH
Tere A. Canida	President, Chairperson, and Managing Member
Alan M. Habacht	Executive Vice President, and Managing Member
William J. Canida	Executive Vice President, and Managing Member
Angela M. Palmer	Chief Compliance Officer
Barry S. McInerney	Managing Member
Phillip E. Enochs	Managing Member

The address of Ms. Canida, Mr. Habacht, and Mr. Canida is c/o TCH, 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. The address of Ms. Palmer, Mr. McInerney, and Mr. Enochs is c/o the Adviser, 115 South LaSalle Street, Chicago, Illinois 60603. Ms. Palmer, Mr. McInerney, and Mr. Enochs are also officers of the Adviser. None of the executive officers or directors of TCH are officers or directors of the Fund. In addition, no Director or officer of the Fund is an officer, employee, director, member or shareholder of TCH nor owns securities or has any other material direct or indirect interest in TCH or any entity or person controlling, controlled by or under common control with the TCH.

Portfolio Managers. As dual officers of the Adviser and TCH, William J. Canida, Scott M. Kimball, and Daniela Mardarovici have managed the Fund since July 2013 and, under the Subadvisory Agreement, will continue to be primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Canida is a Managing Director and Portfolio Manager of the Adviser and a Vice President and a Principal of TCH. He joined TCH in 1985 and is a CFA Charterholder. Mr. Kimball is a Director and a Portfolio Manager of the Adviser and of TCH. He joined TCH in 2007 and is a CFA Charterholder. Ms. Mardarovici is a Director and a Portfolio Manager of the Adviser and TCH. She joined TCH in 2012 and the Adviser in 2005. She is a CFA Charterholder.

In addition to serving as subadviser to the Fund, TCH also serves as subadviser to the BMO TCH Core Plus Bond Fund, BMO TCH Corporate Income Fund, and BMO TCH Emerging Markets Bond Fund, each of which has the same investment objective as the Fund. The asset size, management fee, and annual expense limitation for the BMO TCH Core Plus Bond Fund, BMO TCH Corporate Income Fund, and BMO TCH Emerging Markets Bond Fund are as follows:

Fund	Asset Size as of December 31, 2013	Management Fee	Subadvisory Fee	Annual Expense Limitation

BMO TCH Core Plus Bond Fund	$797 million	0.25% on the first $500 million of ADNA, 0.24% of the next $200 million of ADNA, 0.15% of the next $100 million of ADNA and 0.10% of ADNA over $800 million	forty percent (40%) of the gross advisory fee received by the Adviser	0.59% (Class Y) 0.55% (Class I)

BMO TCH Corporate Income Fund	$133 million	0.25% on the first $500 million of ADNA, 0.24% of the next $200 million of ADNA, 0.15% of the next $100 million of ADNA and 0.10% of ADNA over $800 million	forty percent (40%) of the gross advisory fee received by the Adviser	0.59% (Class Y) 0.55% (Class I)

BMO TCH Emerging Markets Bond Fund	$7 million	0.60% on the first $500 million of ADNA, 0.59% of the next $200 million of ADNA and 0.55% of ADNA over $700 million	forty percent (40%) of the gross advisory fee received by the Adviser	1.00% (Class Y) 0.85% (Class I)

Affiliate Services and Fees

BMO Harris Bank, N.A. (“BMO Harris Bank”) an affiliate of the Adviser, serves as custodian for each of the Corporation’s domestic funds and as securities lending agent. BMO Harris Bank’s custody fees are calculated at the annual rate of 0.005% on the first $10 billion of ADNA for the Corporation’s funds it services plus 0.0025% of assets exceeding $10 billion. BMO Harris Bank receives a fee for its services as securities lending agent. For the fiscal year ended August 31, 2013, the Fund paid $23,736 in custodial fees and $24,841 in securities lending fees to BMO Harris Bank.

The Adviser provides services to the Fund as shareholder services agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. As compensation for its services, the Adviser is entitled to receive shareholder services fees from Class Y shares of each BMO Fund it services at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. For the fiscal year ended August 31, 2013, the Fund paid $126,209 in fees to the Adviser for these services.

The Adviser is also the administrator of the Funds. The Adviser, as administrator, is entitled to receive fees from the Fund at the following annual rates as a percentage of the Fund’s ADNA: 0.0925% on the first $250 million, 0.0850% on the next $250 million, 0.0800% on the next $200 million, 0.0400%

on the next $100 million, 0.0200% on the next $200 million and 0.0100% on ADNA in excess of $1.0 billion. The Adviser, as administrator, may choose voluntarily to reimburse a portion of its fee at any time. For the fiscal year ended August 31, 2013, the Fund paid $145,140 in fees to the Adviser for these administrative services. The Adviser, as administrator, remits a portion of the fee received for administrative services to an unaffiliated sub administrator, as described more fully in the Fund’s statement of additional information.

The services provided by BMO Harris Bank, as custodian and securities lending agent, and the Adviser, as shareholder services agent, recordkeeper and administrator, will continue to be provided after the Subadvisory Agreement is approved by shareholders.

Board Considerations

The Board, including a majority of its Independent Directors, reviewed and approved the Subadvisory Agreement at a meeting held on February 5, 2014. In reaching its decision, the Board considered materials relevant to its review of the Subadvisory Agreement, a copy of the proposed Subadvisory Agreement, fees proposed to be paid by the Adviser to TCH, information regarding TCH’s investment strategy, personnel, compliance program and operations, information regarding TCH’s financial condition, and other information in response to the requirements of Section 15(c) of the 1940 Act. The Board discussed the Subadvisory Agreement and the 15(c) response with the representatives of the Adviser and TCH.

During the February meeting, the Independent Directors met separately in executive session with their independent legal counsel, who provided advice regarding the Independent Directors’ duties and responsibilities in connection with the review of the Subadvisory Agreement.

In considering the Subadvisory Agreement and deciding to approve it for the Fund, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together.

Nature Extent and Quality of Service. The Board considered the nature, extent, and quality of service to be provided by TCH under the Subadvisory Agreement. The Board reviewed the qualifications and background of TCH, its resources and financial condition, its investment approach and philosophy, and the investment personnel who will be responsible for the day-to-day management of the Fund. The Board considered TCH’s investment process and capabilities, evaluating how TCH would complement the Adviser. The Board considered that the services provided by TCH under the Subadvisory Agreement include selecting broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and assisting with the Fund’s compliance with securities laws and regulations and the Fund’s policies and procedures. Based on its review, the Board concluded that the nature, extent, and quality of services to be provided by TCH were adequate and appropriate in light of TCH’s experience managing other mutual funds (including fixed-income funds) for the Corporation, TCH’s portfolio management and research resources, and the Adviser’s recommendation to engage TCH.

Investment Performance of TCH. The Board considered TCH’s successful track record in managing the BMO TCH Emerging Markets Bond Fund, BMO TCH Corporate Income Fund, and BMO TCH Core Plus Bond Fund. The Board received and reviewed information regarding TCH’s performance compared against its benchmark and peer group. The Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from TCH’s management.

Costs of Services Provided and Profitability. The Board considered the proposed fee payable under the Subadvisory Agreement, noting that the fee would be paid by the Adviser (not the Fund) and, therefore, would not impact the fees paid by the Fund. The Board considered that the Fund would be receiving additional investment management expertise from TCH without any additional fees charged to the Fund. The Board considered the methodology used by TCH in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of TCH, and particularly focused on the financial strength of the ultimate parent company of TCH, the Bank of Montreal (“BMO”), and BMO’s commitment, financial and otherwise, to the global asset management business and the Fund.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered the breakpoints in the Adviser fee schedule and that TCH’s fees, as a fixed percentage of the Adviser’s fee, would also undergo a corresponding reduction as Fund assets grow. The Board also considered the Adviser’s commitment to continue to evaluate fee breakpoints in the future at the adviser level, which would, in turn, affect TCH’s sub-advisory fee.

Other Benefits to the Subadviser. The Board considered other benefits that may be realized by TCH and its affiliates from their relationship with the Corporation, including the opportunity to provide advisory services to an additional Fund of the Corporation and reputational benefits. In addition, the Board noted that TCH was an affiliate of the Adviser.

Based on all of the information considered and conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that the approval of the Subadvisory Agreement is in the best interests of the Fund and its shareholders.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the Subadvisory Agreement.

Other Matters

The Board knows of no other matters that may come before the special meeting, other than the proposal as set forth above. If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

Other Information

Shares Outstanding. As of the Record Date,             shares of the Fund were issued and outstanding and entitled to vote at the special meeting.

Share Ownership Information. [As of the Record Date, the officers and directors of the Corporation, as a group, owned less than 1% of the Fund’s outstanding shares.] Unless otherwise noted below, as of the same date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of any class of the Fund’s outstanding shares.

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class

*	The Corporation believes that the entities in the above chart, the holders of record of these shares, are not the beneficial owners of such shares.

Any shareholder that owns 25% or more of the outstanding shares of the Fund or a class of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class of the Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. [As of the Record Date, the Corporation believes that BMO Harris Bank and BMO Harris Financial Advisors, Inc., affiliates of the Adviser, held shares of the Fund for the benefit of their customers.]

Proxies. Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting. Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum. In order to transact business at the meeting, a quorum must be present. Under the Corporation’s Articles of Incorporation, a quorum is constituted by the presence in person or by proxy of one-third of the Fund’s shares outstanding entitled to vote at the meeting. Accordingly, for purposes of the meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote as of February 14, 2014, the Record Date. In the event that a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies that are entitled to vote FOR the proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. They will vote, in their discretion, shares represented by proxies that reflect abstentions and “broker non-votes.”

For purposes of determining the presence of a quorum for transacting business at the meeting, abstentions will be treated as shares that are present and will have the effect of a “no” vote for purposes of obtaining the requisite approval for the proposal.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because the only proposal is a “non-routine” matter, it is unlikely there will be any broker non-votes at the meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as if they were votes against the proposal).

Required Vote. In order for the Subadvisory Agreement to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Shares of all classes of the Fund will vote together as a single class. A vote in favor of the proposal is a vote in favor of the Subadvisory Agreement.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Corporation primarily by mail. The solicitation may also include telephone, facsimile, Internet, or oral communication by certain officers or employees of the Corporation, the Adviser, TCH, or Boston Financial Data Services, Inc. (the Fund’s transfer agent) who will not be paid for these services. Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, has been retained to assist in the tabulation of proxies. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The Adviser or its affiliates will bear the costs of the special meeting, including legal costs, printing and mailing costs, and the costs of the solicitation of proxies. The Adviser or its affiliates will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Householding. The SEC has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders. If you participate in householding and unless the Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be householded, or would like your mailings householded in the future, please call 1-800-236-FUND or write to us at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon request to the Fund at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, on the Fund’s website at www.bmofunds.com, or by calling BMO Funds U.S. Services, toll-free, at 1-800-236-FUND.

Service Providers

BMO Asset Management Corp., 115 South LaSalle Street, Chicago, Illinois 60603, serves as investment adviser, administrator, and shareholder servicing agent to the Fund. BMO Harris Bank, N.A., 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, 53202, an affiliate of the Adviser, serves as custodian and securities lending agent to the Fund. M&I Distributors, LLC, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as the distributor to the Fund. UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as sub-administrator and portfolio accounting services agent for the Fund. The Fund’s transfer agent and dividend disbursing agent is Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02171. Legal counsel to the Fund is Stradley Ronon & Young LLP, 2005 Market Street, Philadelphia, Pennsylvania 19103. The independent registered public accounting firm to the Fund is KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Future Meetings; Shareholder Proposals

The Corporation generally is not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Corporation’s Articles of Incorporation and By-Laws. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

Michele L. Racadio, Secretary

BMO Funds, Inc.

Milwaukee, Wisconsin

March [    ], 2014

Annex A

Form of Amended and Restated Subadvisory Agreement

AGREEMENT made as of the     day of         , 2014 by and between BMO Asset Management Corp., an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), organized under the laws of Delaware (the “Adviser”), and Taplin, Canida & Habacht, LLC, a limited liability company organized under the laws of Delaware and an investment adviser registered under the Advisers Act (the “Subadviser”).

WITNESSETH

WHEREAS, BMO Funds, Inc. (the “Corporation”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, pursuant to authority granted the Adviser by the Corporation’s Board of Directors (the “Board” or the “Directors”) and pursuant to the provisions of the Investment Advisory Agreement dated October 6, 2011, between the Adviser and the Corporation (the “Advisory Agreement”), the Adviser has selected the Subadviser to act as a sub-investment adviser of the Corporation’s portfolios named on an Exhibit to this Agreement (each a “Fund”) and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

1. The Subadviser’s Services.

(a)	Within the framework of the fundamental policies, investment objectives, and investment restrictions of each Fund, and subject to the supervision and review of the Adviser and oversight of the Board, the Subadviser shall have the sole and exclusive responsibility for the making of all investment decisions for that portion of each Fund’s portfolio as designated by the Adviser (each, a “Portfolio”), including the purchase, retention, and disposition of securities, in accordance with each Fund’s investment objectives, policies, and restrictions as stated in the Corporation’s Registration Statement, including the Prospectus and Statement of Additional Information (such Registration Statement, as currently in effect and as amended or supplemented from time to time, collectively called the “Prospectus”) and subject to the following understandings:

(i)	The Subadviser shall supervise each Portfolio’s investments and determine from time to time what securities will be purchased, retained, sold, or loaned by such Portfolio, and what portion of the assets will be invested or held uninvested as cash.

(ii)	In performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Corporation’s Articles of Incorporation and By-Laws; the Fund’s Prospectus, policies, and procedures; and the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (including the requirements for qualification as a regulated investment company), and all other applicable federal and state laws and regulations.

(iii)	As of the date of this Agreement 100% of each Fund’s investable assets will be allocated to the applicable Portfolio; provided, however, that the Adviser has the right at any time to reallocate the portion of the Fund’s assets allocated to a Portfolio pursuant to this Agreement if the Adviser deems such reallocation appropriate.

(b)	The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Corporation, or the Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to each Fund and each Portfolio (the “Fund Books and Records”), including without limitation a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. Fund Books and Records shall be available by overnight delivery of copies or electronic transmission without delay to the Adviser during any day that a Fund is open for business upon reasonable notice to the Subadviser.

(c)	The Subadviser shall determine the securities to be purchased or sold by each Fund in respect of the Portfolio and will place orders with or through such persons, brokers, or dealers to carry out the policy with respect to brokerage as set forth in each Fund’s Prospectus. Subject to the provisions of the following paragraph, the Subadviser will take reasonable steps to assure that Portfolio transactions are effected at the best price and execution available, as such phrase is used in each Fund’s Prospectus.

In using reasonable efforts to obtain for a Fund the most favorable price and execution available, the Subadviser, bearing in mind a Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. The Subadviser may allocate brokerage business to firms that provide such services or facilities and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and interpretive guidance issued by the SEC thereunder, the Subadviser may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received.

Consistent with the foregoing paragraph, nothing in this agreement is intended to inhibit the Subadviser’s selection of broker-dealers used to execute trades for a Fund, including trades placed with broker-dealers who provide investment research services to the Subadviser. Such research services may include, but are not limited to, advice provided either directly or through publications or writings, including electronic publications, telephone contacts, and personal meetings with security analysts, economists, and corporate and industry spokespersons, and analyses and reports concerning issues, industries, and securities economic factors and trends. Research so provided is in addition to and not in lieu of the services required to be performed by the Subadviser.

It is understood that the Subadviser may have advisory, management, service, or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for a Fund is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating, or other equitable basis so as to avoid any one account being systematically preferred over any other account.

The Subadviser will advise the Adviser and, if instructed by the Adviser, each Fund’s custodian or sub-custodians on a prompt basis each day by electronic telecommunication of each confirmed purchase and sale of a Portfolio security specifying the name of the issuer, the full description of the security including its class, and amount or number of shares of the security purchased or sold, the market price, commission, government charges, and gross or net price, trade date, settlement date, and identity of the clearing broker. Under no circumstances may the Subadviser or any affiliates of the Subadviser act as a principal in a securities transaction with a Fund or any other investment company managed by the Adviser unless (i) permitted by an exemptive provision, rule or order under the 1940 Act, and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Board.

(d)	From time to time as the Adviser or the Board may reasonably request, the Subadviser shall furnish the Adviser and the Board reports of Portfolio transactions and reports on securities held in the Portfolio, all in such detail as the Adviser or the Board may reasonably request. The Subadviser will also inform the Adviser and the Board of material changes in investment strategy or tactics or in key personnel and will provide reasonable prior notice of any changes to Subadviser’s ownership.

It shall be the duty of the Subadviser to furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 8 or 9 hereof or in connection with the Board’s annual consideration of this Agreement under Section 15(c) of the 1940 Act.

(e)	The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of each Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Portfolio, in accordance with the Subadviser’s proxy voting policies, which shall be provided, along with any amendments, to the Corporation, or such other proxy voting policy approved by the Board. The Subadviser’s obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Adviser shall cause to be forwarded to the Subadviser. The Subadviser further agrees that it will provide the Board, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, the Subadviser shall provide the Adviser with all proxy voting records relating to each Portfolio, including but not limited to those required by Form N-PX. Upon request of the Adviser, the Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

(f)	As reasonably requested by the Corporation on behalf of the Corporation’s officers and in accordance with the scope of the Subadviser’s obligations and responsibilities contained in this Agreement, the Subadviser shall provide reasonable assistance to the Corporation in connection with the Corporation’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Corporation, that it is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Corporation to evaluate the effectiveness of its compliance controls; (iii) providing the Corporation’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Corporation’s chief compliance officer with periodic reports; and (v) promptly providing special reports to the Corporation’s chief compliance officer in the event of compliance issues. Further, the Subadviser is aware that: (i) the president (principal executive officer) and treasurer (principal financial officer) of the Corporation (collectively, the “Certifying Officers”) are required to certify the Corporation’s periodic reports on Form N-CSR and Form N-Q pursuant to Rule 30a-2 under the 1940 Act; and (ii) the Certifying Officers must rely upon certain matters of fact generated by the Subadviser of which they do not have firsthand knowledge. Consequently, the Subadviser has in place procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Corporation under this Agreement and the accuracy of the information prepared by it and which is included in the Corporation’s periodic reports, and shall provide certifications to the Corporation to be relied upon by the Certifying Officers in certifying the Corporation’s periodic reports on Form N-CSR and Form N-Q (and such other periodic reports that may require certification in the future), in a form satisfactory to the Corporation

2. Allocation of Charges and Expenses. The Subadviser will bear its own expenses of providing services hereunder. Other than as specifically indicated herein, the Subadviser shall not be responsible for the Corporation’s or the Adviser’s expenses, including, without limitation the expenses of organizing the Corporation and continuing its existence; fees and expenses of Directors and officers of the Corporation; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares (“Shares”), including expenses of administrative support services, fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933, as amended, and the 1940 Act, and any amendments thereto; expenses of registering and qualifying the Corporation, each Fund, and Shares of each Fund under federal and state laws and regulation; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense; taxes, fees, and commissions of every kind; expenses of issue (including costs of Share certificates), purchase, repurchase, and redemption of Shares including expenses attributable to a program of periodic issue, charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars, printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of the Board and shareholders and proxy solicitations therefore; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administrating the Corporation and each Fund. The Corporation or the Adviser, as the case may be, shall reimburse the Subadviser for any such expenses or other expenses of each Fund or the Adviser, as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser. The Subadviser shall keep and supply to the Corporation and the Adviser adequate records of all such expenses. The Subadviser will pay expenses incurred by the Corporation or a Fund for any matters related to any transaction or event caused by the Subadviser that is deemed to result in a change of control of the Subadviser or otherwise result in the assignment of this Agreement under the 1940 Act. The Adviser shall be responsible for any travel costs it incurs in connection with on-site inspections of the Subadviser.

3. Information Supplied by the Adviser. The Adviser shall provide the Subadviser with the Corporation’s Articles of Incorporation and By-Laws, each Fund’s most current Prospectus and Statement of Additional Information and the instructions, policies and directions of the Board pertaining to the Adviser and each Fund, as in effect from time to time; and the Subadviser shall have no responsibility for actions taken in reliance on any such documents. The Adviser shall promptly furnish to the Subadviser copies of all material amendments or supplements to the foregoing documents.

4. Representations of the Subadviser. The Subadviser represents, warrants, and agrees as follows:

(a)	The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Corporation with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating the Subadviser’s code of ethics, and (ii) identifying any material violations which have occurred with respect to the code of ethics. Upon reasonable notice from and the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees and its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

(c)	The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Subadviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Portfolio. The Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures.

(d)	The Subadviser has adopted written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Advisers Act.

5. Subadviser’s Compensation. As compensation for the Subadviser’s services with respect to a Fund hereunder, the Adviser shall pay to the Subadviser a fee, computed daily and paid monthly in arrears, at an annual rate set forth on the Exhibit relating to such Fund. The method of determining net assets of such Portfolio for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of Fund shares as described in each Fund’s Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this contract is in effect.

6. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed to be an agent of the Corporation or of the Adviser.

7. Sales Literature. The Adviser and Subadviser acknowledge that all sales literature for investment companies (such as the Corporation) are subject to strict regulatory oversight. The Subadviser agrees to submit any proposed sales literature for the Corporation (or any Fund) or for itself or its affiliates which mentions the Corporation (or any Fund) to the Corporation’s distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Corporation (or any Fund). Further, the Adviser agrees to submit to the Subadviser any and all sales literature referencing Subadviser by name or any affiliate of Subadviser for review and approval prior to filing or public release.

8. Amendments. The terms of this Agreement may be changed only by an instrument in writing signed by the parties, with such approvals as required by applicable law.

9. Duration and Termination.

(a)	Duration. This Agreement shall become effective with respect to a Fund after it has been approved in accordance with the requirements of the 1940 Act and Exhibit A has been executed by the Adviser and Subadviser, and shall continue in effect for the initial term set forth on Exhibit A and thereafter for successive periods of one year, subject in both cases to the provisions for termination and all of the other terms and conditions hereof and provided in the latter case that such continuation is specifically approved at least annually by (i) the affirmative vote of a majority of the Directors voting in person, including a majority of the Directors who are not interested persons of the Corporation, the Adviser, or the Subadviser, at a meeting called for that purpose, or (ii) the affirmative vote of a majority of the outstanding voting securities of each Fund.

(b)	Termination. Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty, by the affirmative vote of a majority of the Directors, or by the affirmative vote of a majority of the outstanding voting securities of such Fund or by the Adviser, in each case upon not more than 60 nor less than 30 calendar days’ written notice to the Subadviser. The Subadviser may terminate this Agreement at any time, without payment of any penalty, upon not less than 60 calendar days’ written notice to the Adviser. This Agreement shall also terminate automatically in the event of its assignment by either party (as defined in Section 2(a)(4) of the 1940 Act) and upon the termination of the Advisory Agreement.

In the event of termination of this Agreement with respect to a Fund for any reason, the Subadviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of such Fund and with respect to any of its assets, except as expressly directed by the Adviser. In addition, the Subadviser shall deliver the Fund Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio assets management to any successors of the Subadviser, including the Adviser. The Subadviser may retain copies of any record required to meet any record retention obligation imposed by law or regulation.

10. Certain Definitions. For the purposes of this Agreement:

(a)	“Affirmative vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote, at an annual or special meeting of shareholders of the Fund, duly called and held, of (i) 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

(b)	“Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11. Standard of Care, Liability and Indemnification.

(a)	The Subadviser shall exercise its best judgment in rendering the services provided by it under this Agreement. In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Subadviser, or of reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Adviser or the Corporation, to any shareholder of the Fund, or to any person, firm, or organization, for any act or omission in the course of, or connected with the rendering of services by Subadviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which a Fund or any shareholder of the Fund may have under any federal securities or state law.

(b)	The Subadviser shall indemnify and hold the Adviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses, and liabilities arising out of or attributable to any action or failure or omission to act by the Subadviser as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder.

(c)	The Adviser shall indemnify and hold the Subadviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses, and liabilities arising out of or attributable to any action or failure or omission to act by the Adviser as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder.

12. Confidentiality. The Adviser and the Subadviser acknowledge that the Fund may disclose shareholder nonpublic personal information (“NPI”) to the Subadviser solely in furtherance of fulfilling the Subadviser’s contractual obligations under this Agreement in the ordinary course of business to support the Fund and its shareholders. The Subadviser agrees to be bound to use and redisclose such NPI only for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous legally permitted purposes; and as a Fund service provider or in connection with joint marketing arrangements solely at the direction and discretion of the Fund, in accordance with the limited exceptions set forth in applicable state privacy laws and Regulation S-P. The Subadviser further represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of Fund shareholders; protect against any anticipated threats or hazards to the security or integrity of Fund shareholder records and NPI; and protect against unauthorized access to or use of such Fund shareholder records or NPI that could result in substantial harm or inconvenience to any Fund shareholder. The Subadviser agrees to maintain the confidentiality of any NPI it receives from the Fund in connection with this Agreement or any joint marketing arrangement beyond the termination date of this Agreement.

13. Jurisdiction. This Agreement shall be governed by and construed to be consistent with the Advisory Agreement and in accordance with substantive laws of the State of Wisconsin without giving regard to the conflict of law principles thereof and in accordance with the 1940 Act. In the case of any conflict between state law and the 1940 Act, the 1940 Act shall control.

14. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

BMO ASSET MANAGEMENT CORP.

By:
Name:
Title:

BMO ASSET MANAGEMENT CORP.

By:
Name:
Title:

TAPLIN, CANIDA & HABACHT, LLC

By:
Name:
Title:

[Signature Page to Subadvisory Agreement]

Exhibit A

Fund Name	Subadvisory Fee	Initial Term

BMO TCH Core Plus Bond Fund	Forty percent (40%) of the gross advisory fee received by Adviser from the Fund.	August 31, 2012

BMO TCH Corporate Income Fund	Forty percent (40%) of the gross advisory fee received by Adviser from the Fund.	August 31, 2012

BMO TCH Emerging Markets Bond Fund	Forty percent (40%) of the gross advisory fee received by Adviser from the Fund.	August 31, 2013

BMO TCH Intermediate Income Fund	Forty percent (40%) of the gross advisory fee received by Adviser from the Fund.	August 31, 2015

Executed as of this     day of             , 2014.

BMO ASSET MANAGEMENT CORP.

By:
Name:
Title:

BMO ASSET MANAGEMENT CORP.

By:
Name:
Title:

TAPLIN, CANIDA & HABACHT, LLC

By:
Name:
Title:

1

PROXY TABULATOR

P.O BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BMO SHORT-INTERMEDIATE BOND FUND

Vote on Proposal	For	Against	Abstain

1. To approve a subadvisory agreement between BMO Asset Management Corp. and Taplin, Canida & Habacht, LLC.

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Directors of BMO Funds, Inc. (the “Corporation”), which recommends that you vote FOR the Proposal. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note: Please sign exactly as your name appears on the records of the Corporation and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

[                    ]

BMO FUNDS, INC. PROXY FOR SPECIAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the BMO Short-Intermediate Bond Fund (the “Fund”), a series of BMO Funds, Inc., a Wisconsin corporation, hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the special meeting of shareholders of the Fund (the “Meeting”) to be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202 on March 26, 2014 at 9:00 a.m., Central Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.